UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

QXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut (Address of principal executive offices)	06831 (Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Tender Offers and Consent Solicitations

On May 29, 2026, QXO, Inc., a Delaware corporation (the “Company” or “QXO”), issued a press release announcing that its wholly-owned subsidiary, Titanium MergerCo, Inc., a Delaware corporation (the “Offeror”), has commenced tender offers to purchase for cash any and all of TopBuild Corp.’s (“TopBuild”) $500.0 million aggregate principal amount of outstanding 4.125% Senior Notes due 2032 (the “2032 Notes”) and any and all of TopBuild’s $750.0 million aggregate principal amount of outstanding 5.625% Senior Notes due 2034 (the “2034 Notes”) and solicitations of consents to amend certain provisions of the indentures governing the 2032 Notes and 2034 Notes (the “Tender Offer Proposed Amendments”) to (i) eliminate the requirement to make a “Change of Control Offer” for the related 2032 Notes and 2034 Notes in connection with the Company’s acquisition of TopBuild and future transactions, (ii) eliminate substantially all of the restrictive covenants in the applicable Indenture and the 2032 Notes and 2034 Notes, (iii) eliminate certain conditions to legal defeasance and covenant defeasance in the applicable Indenture and the 2032 Notes and 2034 Notes and (iv) eliminate all events of default other than events of default relating to the failure to pay principal of and interest on the 2032 Notes and 2034 Notes (collectively, the “Tender Offers”). The terms and conditions of the Tender Offers are described in the Offeror’s Offer to Purchase and Consent Solicitation Statement, dated May 29, 2026 (the “Offer to Purchase”). Capitalized terms used but not defined herein have the meanings assigned to them in the Offer to Purchase.

The consummation of the Tender Offers for the 2032 Notes and 2034 Notes are subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Offer to Purchase, including, among other things, the substantially concurrent consummation of the acquisition of TopBuild on terms and conditions set forth in the Agreement and Plan of Merger, dated as of April 18, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, the Offeror, Titanium MergerCo 2, LLC and TopBuild.

A copy of the press release relating to the Tender Offers is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition, including synergies, and expected future financial position, total addressable market, positions in building product verticals and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition of TopBuild may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition, including the risk that the required shareholder approvals may not be obtained; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and TopBuild’s business relationships with employees, customers, or suppliers, or on operating results or the businesses generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement for TopBuild, including circumstances that require the payment of a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) QXO’s ability to finance the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) those risks and uncertainties set forth in QXO’s and TopBuild’s filings with the Securities and Exchange Commission (the “SEC”), including each company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, and a Registration Statement on Form S-4 filed by QXO with the SEC on May 18, 2026 in connection with the proposed transaction. Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. Neither QXO nor TopBuild undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press release, dated May 29, 2026, announcing the Tender Offers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026

QXO, INC.

By:	/s/ Christopher Signorello
	Name:	Christopher Signorello
	Title:	Chief Legal Officer